Exhibit 10.2

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into this 5th day of September 2006, by and between VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a Nevada corporation (the "Pledgor") and DIVERSIFIED LENDING GROUP, INC., a California corporation (the "Pledgee").

                                 R E C I T A L S
                                 ---------------

         WHEREAS, the Pledgor is obligated and indebted to the Pledgee in the principal amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000) pursuant to and as provided in a certain Promissory Note (the "Note") between the Pledgor and the Pledgee executed concurrently herewith; and

         WHEREAS, in order to induce the Pledgee to enter into the Note, the Pledgor is entering into this Pledge Agreement to provide collateral security for its obligations under the Note;

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:

                                   SECTION ONE
                                     PLEDGE

         1.1. To secure the due and punctual payment and performance of the Liabilities (hereinafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and hereby grants to the Pledgee a security interest in the following:

                  1.1.1. the shares of stock listed in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the "Pledged Securities") and the certificates representing or evidencing the Pledged Securities, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities;

                  1.1.2. the Pledged Securities are restricted shares of stock and subject to Rule 144, including, but not limited to, holding period, reporting requirements of the Securities Exchange Act of 1934, trading volume restrictions, brokerage requirements and notice filings.

                  1.1.3. all other property hereafter delivered to the Pledgee in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, and

                  1.1.4. all proceeds of all of the foregoing (all such Pledged Securities, additional shares, certificates, instruments, cash, securities, interest, dividends, rights and other property being herein collectively called the "Collateral");

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Pledgee, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

         1.2. The term "Liabilities," as used herein, shall mean all obligations and liabilities of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing, or due or to become due, under and in connection with (i) the Note, (ii) any promissory note taken in extension, renewal, exchange or substitution of or for the Note, (iii) the


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Indebtedness Agreement, and (iv) this Agreement. The Pledgor waives notice of the existence or creation of all or any of the Liabilities.

                                   SECTION TWO
                         REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants as follows:

         2.1. The Pledgor owns all of the Pledged Securities, free and clear of any liens, encumbrance, charge or security interest of any nature whatsoever, other than the security interest granted hereunder.

         2.2. All shares of stock included in the Pledged Securities are duly authorized and validly issued, fully paid, non-assessable and subject to no options to purchase or similar rights of any person or entity. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

         2.3. This Pledge Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a valid and binding obligation of the Pledgor. Upon delivery of the Pledged Securities to the Pledgee hereunder, the Pledgee will have valid and perfected security interests in the Collateral subject to no prior lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Pledge Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests granted herein. The execution, delivery, performance and enforcement of this Pledge Agreement do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Pledgor or any person controlling the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor or any person controlling the Pledgor or result in the creation or imposition of any lien (other than the security interests granted herein) upon any asset of the Pledgor or any of its subsidiaries.


                                  SECTION THREE
                         DELIVERY OF PLEDGED SECURITIES

         All Pledged Securities delivered to the Pledgee by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Pledgee.

                                  SECTION FOUR
                           FILING; FURTHER ASSURANCES

         4.1. The Pledgor will, at its expense and in such manner and form as the Pledgee may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may reasonably be necessary or desirable, or that the Pledgee may reasonably request, in order to create, preserve, perfect or validate any security interest or to enable the Pledgee to exercise and enforce its rights hereunder with respect to any of the Collateral.

         4.2. To the extent permitted by applicable law, the Pledgor hereby authorizes the Pledgee to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements which the Pledgee in its sole discretion may deem necessary or appropriate to further perfect the security interest granted herein.


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                                  SECTION FIVE
                     RECORD OWNERSHIP OF PLEDGED SECURITIES

         The Pledgee may at any time or from time to time, if in its sole discretion exercised in good faith it shall conclude that a Default shall have occurred and be continuing, cause any or all of the Pledged Securities to be transferred of record into the name of the Pledgee or its nominee. The Pledgor will promptly give to the Pledgee copies of any notices or other communication received by it with respect to Pledged Securities registered in the name of the Pledgor and the Pledgee will promptly give to the Pledgor copies of any notices and communications received by the Pledgee with respect to Pledged Securities registered in the name of the Pledgee or its nominee.

                                   SECTION SIX
                          PLEDGEE RIGHTS AND OBLIGATION

         6.1. The Pledgee shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral, and the Pledgor shall take all such action as the Pledgee may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions (except as aforesaid) which are received by the Pledgor shall be received in trust for the benefit of the Pledgee, and, if the Pledgee so directs, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Pledgee, be paid over to the Pledgee as Collateral in the same form as received (with any necessary endorsement).

         6.2. The Pledgee shall not pledge, hypotheticate, transfer, mortgage or otherwise encumber the Pledged Securities or Collateral in any manner, until a Default shall have occurred and be continuing pursuant to Section 10.

                                  SECTION SEVEN
                        RIGHT TO VOTE PLEDGED SECURITIES

         7.1. Unless a Default shall have occurred and be continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities, and the Pledgee shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to the Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any Pledged Securities which is registered in the Pledgee's name as shall be specified in such request and be in form and substance reasonably satisfactory to the Pledgee.

         7.2. If a Default shall have occurred and be continuing, the Pledgee shall have the right to the extent permitted by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to all the Pledged Securities with the same force and effect as if the Pledgee were the absolute and sole owner thereof

                                  SECTION EIGHT
                                GENERAL AUTHORITY

         8.1. The Pledgor hereby irrevocably appoints the Pledgee its true and lawful attorney, with full power of substitution, for the sole use and benefit of the Pledgee, but at the Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time while Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

                  8.1.1. to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,


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                  8.1.2. to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, and

                  8.1.3. to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Pledgee were the absolute owner thereof;

provided that the Pledgee shall give the Pledgor not less than ten days' prior written notice of the time and place of a sale or other intended disposition of any of the Collateral.
                                  SECTION NINE
                                     DEFAULT

         9.1. The occurrence of any of the following shall constitute a Default hereunder: nonpayment, when due, whether by acceleration or otherwise, of any amount payable on any of the Liabilities; any representation or warranty of the Pledgor contained herein or given pursuant hereto shall be untrue in any material respect; the Pledgor shall fail to perform any covenant or agreement contained herein; or the Pledgor shall dissolve, become insolvent, make an assignment for benefit of creditors, institute any insolvency or bankruptcy proceeding, or any involuntary proceeding shall be instituted against the Pledgor in insolvency or bankruptcy and such involuntary proceeding shall be consented to or acquiesced in by the Pledgor or shall not have been dismissed within thirty (30) days after the same shall have been instituted, or a receiver shall be appointed for any part of the Pledgor's property and said receivership shall be consented to or acquiesced in by the Pledgor or shall continue for a period of thirty (30) consecutive days.

         9.2.     Upon the occurrence of a Default:

                  9.2.1 the Pledgee may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in California or otherwise available to it, including, but not limited to, sale, assignment, or other disposal of the Pledged Securities in exchange for cash or credit, and

                  9.2.2. the Pledgee may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Liabilities, and in such order of application, as the Pledgee may from time to time elect, any balances, credits, deposits, accounts or moneys of the Pledgor. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five (5) days before such disposition, postage prepaid, addressed to the Pledgor, either at the address of the Pledgor shown below, or at any other address of the Pledgor appearing on the records of the Pledgee. Any proceeds of any disposition of Collateral shall be applied as provided in Section 10 hereof All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or security therefor. No delay on the part of the Pledgee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Pledgee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Pledgee permitted hereunder shall impair or affect the rights of the Pledgee in and to the Collateral.

         9.3. The Pledgor agrees that in any sale of any of the Collateral whenever a Default hereunder shall have occurred and be continuing, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.


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                                   SECTION TEN
                             APPLICATION OF PROCEEDS

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Bank in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Pledgee and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Pledgee in connection therewith, and any other un-reimbursed expenses for which the Pledgee is to be reimbursed pursuant to Section 12;

                  second, to payment in full of the Liabilities; and

                  finally, to payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                                 SECTION ELEVEN
                                    EXPENSES

         11.1.    The Pledgor will forthwith upon demand pay to the Pledgee:

                  11.1.1. the amount of any taxes which the Pledgee may have been required to pay by reason of the security interest granted herein (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon, and

                  11.1.2. the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel, which the Pledgee may incur in connection with (i) the administration of this Pledge Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Pledgee of any of the rights conferred upon it hereunder or (iv) any default on the part of the Pledgor hereunder.

                                 SECTION TWELVE
                       TERMINATION; RELEASE OF COLLATERAL

         12.1. Upon the repayment in full of all Liabilities and all obligations of the Pledgor hereunder, this Agreement shall terminate and all rights to the Collateral shall revert to the Pledgor, including, but not limited to, the return of the Pledged Securities to Pledgor within ten (10) days upon the repayment of all Liabilities.
         12.2. Upon any such termination, the Pledgee will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination or the release of such Collateral.

                                SECTION THIRTEEN
                                     NOTICES

         All notices, communications and distributions hereunder shall be given or made as to the Pledgor or the Pledgee, to it at its address or facsimile number set forth on the signature pages hereof, or at such other address as the addressee may hereafter specify. All notices, requests and other communications shall be in writing when delivered at the address specified in this Section.

                                SECTION FOURTEEN
                                     PLEDGEE


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         14.1.    The Pledgor agrees with the Pledgee as follows:

                  14.1.1. The Pledgee is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein, the Pledgee shall act or refrain from acting in accordance with its discretion.

                  14.1.2. Neither the Pledgee nor any of its directors, officers, attorneys, agents or employees shall be liable for any action taken or omitted to be taken by it, or by them on its behalf, under this Pledge Agreement or in respect of any of the Collateral or otherwise in connection with any of the foregoing, except for its or their own gross negligence or willful misconduct.

                  14.1.3. In connection with its duties under this Pledge Agreement, the Pledgee shall be entitled to rely on any paper or document believed by it to be genuine and correct and, in respect of legal matters, upon the opinion of legal counsel selected by it; and any action taken or omitted in good faith by the Pledgee in accordance with the opinion of such counsel shall be full justification and protection to it.

                  14.1.4. The Pledgee shall not be responsible for the genuineness, validity, or effectiveness of any of the Collateral nor shall it be liable because of any invalidity of the security provisions hereof, whether arising from law or by reason of any action or omission to act on its part, nor shall the Pledgee be bound to ascertain or inquire as to the performance or observance of any of the terms of this Pledge Agreement by the Pledgor.

                  14.1.5. The Pledgee may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected in good faith.

                                 SECTION FIFTEEN
                         WAIVERS, NON-EXCLUSIVE REMEDIES

         No failure on the part of the Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

                                 SECTION SIXTEEN
                             SUCCESSORS AND ASSIGNS

         This Pledge Agreement is for the benefit of the Pledgee and successors and assigns, and in the event of an assignment of all or any of the Liabilities, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding on the Pledgor and its successors and assigns.

                                SECTION SEVENTEEN
                               CHANGES IN WRITING

         Neither this Pledge Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


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                                SECTION EIGHTEEN
                                 CALIFORNIA LAW

         This Pledge Agreement has been made and delivered at Las Vegas, Nevada, and shall be construed in accordance with and governed by the internal laws of the State of California, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than California are governed by the laws of such jurisdiction.

                                SECTION NINETEEN
                                  SEVERABILITY

         If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgor in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                                     VOAYGER ENTERTAINMENT INTERNATION, INC., a Nevada corporation




                                     By: /S/ Richard L. Hannigan, Sr.
                                         --------------------------------------
                                         Name: Richard L. Hannigan, Sr.
                                         Title:   President/CEO

                                         Address: 4483 West Reno Avenue
                                         Las Vegas, Nevada 89118
                                         Attn.:  Richard Hannigan
                                         Telephone: (702) 221-8070
                                         Facsimile: (701) 221-8509


                                     DIVERSIFIED LENDING GROUP, INC., a
                                     California corporation

                                     Address:

                                               Attn.:  Bruce Friedman
                                     Telephone:
                                     Facsimile:


                                     By: /S/ Bruce Friedman
                                         --------------------------------------
                                         Name: Bruce Friedman
                                         Title:   President


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                                    EXHIBIT A
                            TO STOCK PLEDGE AGREEMENT

                    Identification of the Pledged Securities


    Name of Issuer            Class      Certificate Number     Number of Shares
    --------------            -----      ------------------     ----------------

Voyager Entertainment         Common            0886               7,500,000
 International, Inc.





























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